               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D. C. 20549

                           FORM 8-K

     CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934

              Date of report:  November 18, 1994

                        USAir Group, Inc.
                (Commission file number:  1-8444)
                               and
                           USAir, Inc.
                (Commission file number:  1-8442)
     (Exact names of registrants as specified in their charters)


        Delaware                      USAir Group, Inc.  54-1194634
(State of incorporation               USAir, Inc.        53-0218143
  of both registrants)        (I.R.S. Employer Identification Nos.)


          2345 Crystal Drive, Arlington, Virginia 22227
            (Address of principal executive offices)
               (703) 418-5306 (USAir Group, Inc.)
               (703) 418-7000 (USAir, Inc.)
      (Registrant's telephone number, including area code)


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Item 5.  Other Events

     On November 18, 1994, USAir, Inc. disseminated a press release (included as an Exhibit to this report) regarding its intent to use net proceeds from possible aircraft sales to repurchase, defease or redeem outstanding debt.

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits


          Designation                   Description
          -----------                   -----------
              99                        Press release dated
                                        November 18, 1994


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                            SIGNATURES
                            ----------


     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                 USAir Group, Inc.

Date:  November 18, 1994         By:    /s/ Ann Greer-Rector
                                    ---------------------------
                                         Ann Greer-Rector
                                    Vice President & Controller
                                   (Principal Accounting Officer)



                                 USAir, Inc.

Date:  November 18, 1994         By:    /s/ Ann Greer-Rector
                                    ---------------------------
                                         Ann Greer-Rector
                                    Vice President & Controller
                                   (Principal Accounting Officer)